UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 31, 2016
Date of Report (date of earliest event reported)

BION ENVIRONMENTAL TECHNOLOGIES, INC.
Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

Box 566/1774 Summitview Way
Crestone, Colorado 81131
Address of Principal Executive Offices, Including Zip Code

(212) 758-6622
Registrant's Telephone Number, Including Area Code

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On October 31, 2016, the Company issued a press release titled 'Legislation Introduced in Pennsylvania House and Senate to Implement Competitive Procurement to Help Meet Chesapeake Bay Mandates ' which has been placed on the Company's website, www.biontech.com.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired Not Applicable.

(b)	Pro Forma Financial Information Not Applicable.

(c)	Shell Company Transactions Not Applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release titled 'Legislation Introduced in Pennsylvania House and Senate to Implement Competitive Procurement to Help Meet Chesapeake Bay Mandates' (dated October 31, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

	By:	/s/ Mark A. Smith
Date: November 2, 2016		Mark A. Smith, President